Supplement to the
Fidelity® International Real Estate Fund
September 29, 2006
Prospectus

The following information replaces the biographical information for Matthew Lentz in the the "Fund Management" section on page 23.

Steve Buller is vice president and manager of Fidelity International Real Estate Fund, which he has managed since January 2007. Since joining Fidelity Investments in 1992, Mr. Buller has worked as a research analyst and portfolio manager.

IRE-07-01 January 18, 2007
1.808406.105

Supplement to the

Fidelity® Advisor Aggressive Growth Fund, Fidelity Advisor Asset Allocation Fund, Fidelity Advisor Balanced Fund,
Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Dynamic Capital Appreciation Fund,
Fidelity Advisor Equity Growth Fund, Fidelity Advisor Equity Income Fund, Fidelity Advisor Equity Value Fund,
Fidelity Advisor Fifty Fund, Fidelity Advisor Growth & Income Fund, Fidelity Advisor Growth Opportunities Fund,
Fidelity Advisor Large Cap Fund, Fidelity Advisor Leveraged Company Stock Fund, Fidelity Advisor Mid Cap Fund,
Fidelity Advisor Small Cap Fund, Fidelity Advisor Strategic Growth Fund, and Fidelity Advisor Value Strategies Fund

Funds of Fidelity Advisor Series I and Fidelity Securities Fund

Class A, Class T, Class B, Class C, and Institutional Class

STATEMENT OF ADDITIONAL INFORMATION

January 29, 2006

This Statement of Additional Information dated January 29, 2006 is no longer applicable for Fidelity Advisor Asset Allocation Fund (currently known as Fidelity Advisor Asset Manager 70%). Please refer to the fund's current Statement of Additional Information dated November 29, 2006.

This Statement of Additional Information dated January 29, 2006 is no longer applicable for Fidelity Advisor Balanced Fund. Please refer to the fund's current Statement of Additional Information dated October 30, 2006.

Effective January 20, 2006, Fidelity Management & Research Company (FMR), FMR Co., Inc. (FMRC), Fidelity Investments Money Management, Inc. (FIMM), and Fidelity Research & Analysis Company (FRAC) (formerly FMR Far East) have entered into a general research services agreement pursuant to which FRAC may provide general research and investment advisory support services to FMRC and FIMM. The funds' management fees are not impacted by these arrangements.

The following information supplements the similar information found in the "Management Contracts" section beginning on page 42.

Matthew Friedman is the portfolio manager of Advisor Value Strategies and receives compensation for his services. As of July 31, 2006, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of the portfolio manager's bonus are based on the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account. The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to the portfolio manager's tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager's tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager's tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index, rolling periods of up to three years for the comparison to a Morningstar peer group. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of the portfolio manager's bonus that is linked to the investment performance of the fund is based on the fund's pre-tax investment performance measured against the Russell Mid Cap Value Index and the fund's pre-tax investment performance (based on the performance of the fund's Institutional Class) within the Morningstar Mid Cap Value Category. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR Corp., FMR's parent company. FMR Corp. is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.

The portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, the portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.

ACOM11B-07-01 January 18, 2007
1.739097.120

The following table provides information relating to other accounts managed by Mr. Friedman as of July 31, 2006:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 2,035	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Advisor Value Strategies ($1,640 (in millions) assets managed).

As of July 31, 2006, the dollar range of shares of Value Fund beneficially owned by Mr. Friedman was $100,001 - $500,000.

Effective February 1, 2007, the following information replaces similar information found in the "Management Contract" section on page 43.

Management Fees. For the services of FMR under the management contract, each fund (except Advisor Growth Opportunities) pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

For the services of FMR under the management contract, Advisor Growth Opportunities pays FMR a monthly management fee which has two components: a basic fee, which is the sum of a group fee rate and an individual fund fee rate, and a performance adjustment based on a comparison of Advisor Growth Opportunities' performance to that of a blend of the performance of the S&P 500 and the Russell 1000 Growth Index.

The following information replaces similar information found in the "Management Contract" section on page 45.

Computing the Performance Adjustment. The basic fee for Advisor Growth Opportunities is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record over the same period of a blend of the S&P 500 and the Russell 1000 Growth Index for the fund. The performance period consists of the most recent month plus the previous 35 months.

For the period prior to February 1, 2007, Advisor Growth Opportunities compares its performance to the S&P 500 (Prior Index). For the period beginning February 1, 2007, Advisor Growth Opportunities compares its performance to the Russell 1000 Growth Index (Current Index). Because the performance adjustment is based on a rolling 36 month measurement period, during a transition period Advisor Growth Opportunities' performance will be compared to a 36 month blended index return that reflects the performance of the Current Index for the portion of the 36 month performance measurement period beginning February 1, 2007 and the performance of the Prior Index for the remainder of the measurement period. At the conclusion of the transition period, the performance of the Prior Index will be eliminated from the performance adjustment calculation, and the calculation will include only the performance of the Current Index.

If the Trustees determine that another index is appropriate for Advisor Growth Opportunities, they may designate a successor index to be substituted.

Effective February 1, 2007, the following information replaces similar information found in the "Management Contract" section on page 45.

The records of the S&P 500 and the Russell 1000 Growth Index for Advisor Growth Opportunities are based on change in value and each is adjusted for any cash distributions from the companies whose securities compose the indexes. Because the adjustment to the basic fee is based on Advisor Growth Opportunities' performance compared to the blended investment records of the S&P 500 and the Russell 1000 Growth Index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the blended records of the indexes. Moreover, the comparative investment performance of the fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.